Pacific State Bancorp                                   1899 West March Lane
                                                        Stockton, CA 95207
                                                        209/870-3214 Telephone
                                                        209/870-3255 Fax

Press Release
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                     For Immediate Release February 15, 2007

                  Pacific State Bancorp Reports Record Profits
                         For the Tenth Consecutive Year

Stockton, California - February 15, 2007

Steven A. Rosso, President and C.E.O. of Pacific State Bancorp (NASDAQ Global Market/PSBC), the parent company of Pacific State Bank, today reported record 4th quarter profits and asset growth for the Stockton, California based financial institution:

     o Net income for the year ended December 31, 2006 increased 29% to $5,543,000 and for the fourth quarter of 2006 increased 40% to $1,517,000.
     o    Total Assets as of December 31, 2006 increased 25% to $386,753,000.

Rosso noted that the record financial performance reflected strong year to date and quarter over quarter improvement. The general enthusiasm that has been brewing in the company with the announcement of the tenth year of record earnings will generate continued enterprise wide growth for 2007. Pacific State Bank's two new branches in Lodi and Hayward are well situated and will help contribute to ongoing success in 2007.


PSBC financial performance information for the three month period ending December 31, 2006 compared to the same quarter in the prior year is as follows:

Income Statement:

     o    Total Interest Income: $7,432,000, an increase of $2,224,000 or
          42.70%.
     o    Total Interest Expense: $2,867,000, an increase of $1,265,000 or
          78.96%.
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     o    Net Interest Income: $4,565,000, an increase of $959,000 or 26.59%.
     o    Non-Interest Income: $774,000, an increase of $236,000 or 43.87%.
     o    Non-Interest Expense: $2,719,000, an increase of $207,000 or 8.24%.
     o    Net Income: $1,517,000, an increase of $434,000 or 40.07%.
     o    Efficiency Ratio: 50.93% improving from 60.62%.
     o Basic Earnings Per Share: $.0.43 an increase of $0.12 per share or 38.71%.
     o Diluted Earnings Per Share: $0.39, an increase of $0.11 per share or 39.29%.

PSBC December 31, 2006 compared to December 31, 2005 financial performance information was as follows:

Balance Sheet:

     o Total Federal Funds and Investment Securities: $54,737,000, an increase of $21,531,000 or 64.84%.
     o    Net Loans: $287,318,000, an increase of $45,762,000 or 18.94%.
     o    Total Assets: $386,753,000, an increase of $77,142,000 or 24.92%.
     o Non-Interest Bearing Deposits: $73,197,000, an increase of $4,540,000 or 6.61%.
     o    Total Deposits: $340,996,000, an increase of $67,922,000 or 24.87%.
     o Total Shareholders Equity: $29,060,000, an increase of $7,687,000 or 35.97%. In addition to the retention of earnings, the increase in shareholders equity includes the proceeds of the sale of common stock to a new member of the Board of Directors and stock issued subsequent to the exercise of options by directors and employees.

Income Statement:

     o    Total Interest Income: $26,495,000 an increase of $7,713,000 or
          41.07%.
     o    Total Interest Expense: $9,188,000, an increase of $3,942,000 or
          75.14%.
     o    Net Interest Income: $17,307,000, an increase of $3,771,000 or 27.86%.
     o    Non-Interest Income: $2,583,000, an increase of $102,000 or 4.11%.
     o Non-Interest Expense: $10,360,000, an increase of $1,260,000 or 13.85%. The increase in non-interest expense was due in part to the cost of additional staff to support the growth of the Bank and the expense of opening the Bank's ninth branch office in Lodi, California. As of December 31, 2006, the Company had 86 full-time employees as compared to 73 as of December 31, 2005. In addition, the company has purchased a building in Hayward, California in preparation for the expected opening of a tenth office there during the first quarter of 2007. During 2006, management increased the allowance for loan losses due to the continued strong growth in the loan portfolio.
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     o    Net Income: $5,543,000, an increase of $1,257,000 or 29.331%.
     o    Net Interest Margin: 5.76%, up 35 basis points.
     o    Annualized Return on Average Assets: 1.67% up from 1.53%.
     o    Annualized Return on Average Equity: 22.91% down slightly from 22.98%.
     o    Efficiency Ratio: 52.09% improving from 56.81%.
     o Basic Earnings Per Share: $1.57, an increase of $0.34 per share or 27.64%.
     o Diluted Earnings Per Share: $1.41, an increase of $0.31 per share or 28.18%.

Attached are certain unaudited financial statements supporting the financial information summarized above. Further inquiries should be directed to Mr. Rosso at 209-870-3214, or by mail to P.O. Box 1649, Stockton, California 95201. Additional information also can be obtained by visiting the Company website -www.pacificstatebank.com.

SAFE HARBOR: Except for historical information contained herein, the statements contained in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Pacific State Bancorp's Securities and Exchange Commission filings, including its Annual Reports on Form 10-K and quarterly reports on Form 10-Q.
Pacific State Bancorp disclaims any intent or obligation to update these forward-looking statements.
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                                    PACIFIC STATE BANCORP AND SUBSIDIARY
                                    CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)                                              December        December
                                                                                     31,             31,
Assets                                                                              2006            2005
------
Cash and due from banks                                                         $     18,985    $     14,453
Federal funds sold                                                                    31,630           4,667
Investment securities - available for sale (carrying value of $23,186 in 2006
and $29,925 in 2005)                                                                  23,107          28,539
Loans, less allowance for loan losses of $2,693 in 2006 and $2,357 in 2005           287,318         241,556
Bank premises and equipment, net                                                      11,957           9,511
Company owned life insurance                                                           6,079           4,411
Accrued interest receivable and other assets                                           7,677           6,474
                                                                                ------------    ------------
                                  Total assets                                  $    386,753    $    309,611
                                                                                ============    ============

Liabilities and Shareholders' Equity
------------------------------------

Deposits:
   Non-interest bearing                                                         $     73,197    $     68,657
   Interest bearing                                                                  267,799         204,417
              Total deposits                                                         340,996         273,074
Other borrowings                                                                       4,900           4,000
Subordinated debentures                                                                8,764           8,764
Accrued interest payable and other liabilities                                         3,033           2,400
                                                                                ------------    ------------
             Total liabilities                                                       357,693         288,238
Shareholders' equity:
   Preferred stock - no par value; 2,000,000 shares authorized;
   Common stock - no par value; 24,000,000 shares authorized;
       shares issued and outstanding 3,663,837 in 2006 and 3,514,982 in 2005           9,652           7,556
Retained earnings                                                                     19,455          13,912
Accumulated other comprehensive (loss) income, net of tax                                (47)            (95)
                                 Total shareholders' equity                           29,060          21,373
                                  Total liabilities and shareholders' equity    $    386,753    $    309,611
                                                                                ============    ============
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                                             PACIFIC STATE BANCORP
                                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                          Three months ended          Twelve months ended
                                                              December 31,                 December 31,
                                                     ---------------------------   ---------------------------
(in thousands, except share amounts)                     2006           2005           2006           2005
                                                     ------------   ------------   ------------   ------------
Interest income:
    Interest and fees on loans                       $      6,815   $      4,849   $     24,901   $     17,565
    Interest on federal funds sold                            235            145            273            354
    Interest on investment securities                         382            214          1,321            863
                                                     ------------   ------------   ------------   ------------
                         Total interest income              7,432          5,208         26,495         18,782
Interest expense:
    Interest on deposits                                    2,618          1,405          8,102          4,610
     Trust preferred securities                               179            155            710            527
    Interest on borrowings                                     70             42            376            109
                                                     ------------   ------------   ------------   ------------
                         Total interest expense             2,867          1,602          9,188          5,246
                                                     ------------   ------------   ------------   ------------
                         Net interest income                4,565          3,606         17,307         13,536
Provision for loan losses                                      90           -175            360             35
                                                     ------------   ------------   ------------   ------------
                       Net interest income after
                       provision for loan losses            4,475          3,781         16,947         13,501
                                                     ------------   ------------   ------------   ------------
Non-interest income:
   Service charges                                            211            191            864            758
   Other fee income                                           497            266          1,425            914
   Gain from sale of loans                                     66             81            294            809
                                                     ------------   ------------   ------------   ------------
                         Total non-interest income            774            538          2,583          2,481
Non-interest expenses:
   Salaries and employee benefits                           1,435          1,179          5,479          4,742
   Occupancy                                                  315            164            980            782
   Furniture and equipment                                    136            228            671            664
   Other                                                      833            941          3,230          2,922
                                                     ------------   ------------   ------------   ------------
                       Total other expenses                 2,719          2,512         10,360          9,110
                                                     ------------   ------------   ------------   ------------
                       Income before income taxes           2,530          1,797          9,170          6,872
Income tax expense                                          1,013            714          3,627          2,586
                                                     ------------   ------------   ------------   ------------
                       Net income                    $      1,517   $      1,083   $      5,543   $      4,286
                                                     ============   ============   ============   ============
Basic earnings per share                             $       0.43   $       0.31   $       1.57   $       1.23
                                                     ============   ============   ============   ============
Diluted earnings per share                           $       0.39   $       0.28   $       1.41   $       1.10
                                                     ============   ============   ============   ============
Weighted average common shares
outstanding                                             3,540,344      3,471,117      3,537,314      3,473,511
Weighted average common and common
equivalent shares outstanding                           3,922,745      3,910,606      3,923,497      3,907,004


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                                                       PACIFIC STATE BANCORP
                                                          Yield Analysis
                                                 For Year Ended December 31, 2006


                                                               Twelve Months Ended                    Twelve Months Ended
                                                                December 31, 2006                      December 31, 2005
                                                      ------------------------------------    ------------------------------------
                                                                   Interest      Average                   Interest     Average
                                                       Average     Income or     Yield or      Average     Income or    Yield or
Assets:                                                Balance      Expense       Cost         Balance      Expense       Cost
-------                                               ----------   ----------   ----------    ----------   ----------   ----------
Interest-earning assets:
Loans                                                    269,395       24,901         9.24%      215,907       17,565         8.14%
Investment securities                                     25,418        1,321         5.20%       19,694          707         3.59%
Federal funds sold                                         5,602          273         4.87%       11,169          354         3.17%
Interest Bearing Deposits in Banks                             0            0         0.00%        3,299          156         4.73%
                                                      ----------   ----------                 ----------   ----------
         Total average earning assets                    300,415       26,495         8.82%      250,069       18,782         7.51%

Non-earning assets:
Cash and due from banks                                   13,655                                  14,474
Other assets                                              17,131                                  15,746
                                                      ----------                              ----------
         Total average assets                            331,201                                 280,289
                                                      ==========                              ==========


Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits

      Interest-bearing Demand                             92,280        2,438         2.64%      104,922        2,384         2.27%
      Savings                                              6,359           56         0.88%        6,307           36         0.57%
      Time Deposits                                      125,994        5,608         4.45%       77,567        2,190         2.82%
      Other borrowing                                     16,379        1,086         6.63%       12,845          636         4.95%
                                                      ----------   ----------                 ----------   ----------

         Total average interest-bearing liabilities      241,012        9,188         3.81%      201,641        5,246         2.60%
                                                                                ==========                              ==========

Noninterest-bearing liabilities:
      Demand deposits                                     64,593                                  59,009
      Other liabilities                                    1,405                                     986
                                                      ----------                              ----------
         Total liabilities                               307,010                                 261,636
Shareholders' equity:                                     24,191                                  18,653
                                                      ----------                              ----------
Total average liabilities and shareholders' equity       331,201                                 280,289
                                                      ==========                              ==========

                                                                   ----------                              ----------
Net interest income                                                    17,307                                  13,536
                                                                   ==========                              ==========

Yield on interest-earning assets                                                      8.82%                                   7.51%
Cost of funding interest-earning assets                                               3.06%                                   2.10%
                                                                                ----------                              ----------
Net interest margin                                                                   5.76%                                   5.41%
                                                                                ==========                              ==========


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